UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38045	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036

(Address of principal executive offices, including ZIP code)

(973) 242-0005

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2018, Neurotrope Bioscience, Inc. (“Neurotrope Bioscience”), the operating subsidiary of Neurotrope, Inc. (the “Company’), on the one hand, and Cognitive Research Enterprises, Inc., formerly known as Blanchette Rockefeller Neurosciences Institute (“CRE”), and NRV II, LLC (“NRV II”), on the other hand, entered into a second amendment (the “Amendment”) to the Amended and Restated Technology License and Services Agreement, dated February 4, 2015, as amended on November 12, 2015, between such parties (the “TLSA”) pursuant to which CRE granted rights in certain technology to Neurotrope Bioscience. Capitalized terms not otherwise defined herein have the meanings set forth in the TLSA.

Under the Amendment, the parties agreed to modify the prosecution and maintenance obligations to provide that Neurotrope Bioscience shall have the sole and exclusive right and obligation to apply for, file, prosecute and maintain patents and applications for the Licensed IP. Neurotrope Bioscience agreed to pay to CRE and NRV II $10,000 as consideration for the Amendment. The Amendment became effective on the date on which Neurotrope Bioscience paid to CRE all outstanding invoices and accrued expenses associated with the Licensed IP, which were included on a schedule to the Amendment.

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed herewith:

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Second Amendment to Amended and Restated Technology License and Services Agreement among Neurotrope BioScience, Inc., Cognitive Research Enterprises, Inc. and NRV II, LLC, dated November 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: December 4, 2018	By:	/s/ Robert Weinstein
Name: Robert Weinstein
Title: Chief Financial Officer,
Executive Vice President, Secretary and Treasurer